Earnings per Share (Details Narrative)	12 Months Ended
Jun. 30, 2019
Earnings per Share (Textual)
Nominal value, description	On December 18, 2012, the Superintendence of Corporations registered an amendment to the Company's by-laws whereby it increased the nominal value of its shares from Ps. 0.1 to Ps. 1 each. This amendment, which was notified through the CNV, was registered under number 20,264 of Stock Companies Book 62 T°. Furthermore, the CNV has admitted the shares indicated above for listing in the Stock Exchange. As mentioned in Note 16, the nominal value of the Company's common shares increased from Ps. 0.1 to Ps. 1 per share. The number of shares, prices and any other information per share included in these Financial Statements for all of these periods have adjusted retroactively to reflect the change from Ps. 0.1 to Ps. 1.